UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed by CNL Growth Properties, Inc. (including each of its subsidiaries, the “Company,” “we,” “us” or “our”) to report the engagement of CBRE Capital Advisors, Inc. to serve as exclusive financial advisor to the Company as we begin to explore strategic alternatives for future stockholder liquidity, as further described below.

Background

The Company was organized as a Maryland corporation in December 2008 and has elected to be taxed, and currently qualifies as a real estate investment trust for federal income tax purposes. We are externally advised by CNL Global Growth Advisors, LLC (the “Advisor”) and our property manager is CNL Global Growth Managers, LLC (the “Property Manager”), each of which is a wholly owned affiliate of CNL Financial Group, LLC, our sponsor (the “Sponsor”). Our Sponsor is an affiliate of CNL Financial Group, Inc.

Our primary investment objectives have included, and continue to include:

•	realize growth in the value of our assets;

•	preserve, protect and return our stockholders’ invested capital; and

•	explore liquidity options in the future, including the sale of either the Company or our assets, potential merger opportunities or the listing of our common stock on a national securities exchange.

There is no assurance that we will be able to achieve our investment objectives, at all or within a certain time period.

In October 2009, we commenced our initial public offering, which closed in April 2013. In August 2013, we commenced a follow-on offering, which terminated in April 2014. We received aggregate proceeds of approximately $208.3 million from our offerings.

As of September 30, 2015, we owned interests in 15 Class A multifamily properties located in the southeastern and sunbelt regions of the United States, ten of which were operational, and five properties that are under development, with completion expected in phases by the third quarter of 2016. As of September 30, 2015, we had a total of 2,357 completed apartment units (excluding 596 units relating to (i) Crescent Crosstown, which was sold on October 5, 2015, and (ii) Crescent Cool Springs, which is classified as real estate held for sale and is subject to a purchase and sale agreement), and expect to have more than 3,700 units once construction is completed on our remaining properties under development.

In January 2015, we sold Woodfield Long Point, a 258-unit Class A garden-style multifamily community located in Mount Pleasant, South Carolina, resulting in net cash to the Company of approximately $12.7 million. In September 2015, we sold Crescent Alexander Village, a 320-unit Class A garden-style multifamily community located on 22.4 acres in Charlotte, North Carolina, resulting in approximately $11.8 million net cash proceeds to the Company. In October 2015, we completed the sale of Crescent Crosstown, a 344-unit, Class A garden-style multifamily community located on 25 acres in the southeast section of Tampa, Florida, resulting in approximately $11.4 million net cash proceeds to the Company from the sale.

Engagement of Financial Advisor

As previously reported, having taken into consideration the closing of the Company’s follow-on public offering in April 2014, completion of our acquisition phase in April 2015, and the estimated time needed to complete our development phase and achieve substantial stabilization of our assets, we and our Advisor have begun to explore strategic alternatives for our multifamily portfolio. On August 26, 2015, the Company’s board of directors appointed a special committee comprised of James P. Dietz and Stephen P. Elker, its independent directors (the “Special Committee”) to oversee the process of exploring strategic alternatives for future stockholder liquidity.

As part of the process of exploring strategic alternatives available, in September 2015 the Company engaged CBRE Capital Advisors, Inc. (“CBRE Cap”) to act as exclusive financial advisor to the Company to assist the Company and the Special Committee with this process. Under the terms of the engagement, CBRE Cap will provide various financial advisory services, as requested by the Company and the board of directors and as customary for an engagement in connection with exploring strategic alternatives. In connection with the engagement, the Company has agreed to pay CBRE Cap customary fees for services of this nature, including fees upon the consummation of a liquidity event.

Although the Company has engaged CBRE Cap to assist the Company and the board of directors with the exploration and consummation of strategic alternatives for the Company, we are not obligated to enter into any particular transaction. Further, although we have begun the process of exploring strategic alternatives, there is no specific date by which the Company must have a liquidity event, and there is no assurance we will have a liquidity event in the near term or that, in the event of a transaction, that the process will result in stockholder liquidity, that we will be able to meet our investment objectives, or provide a return to stockholders that equals or exceeds the price per share stockholders paid for shares of our common stock.

CBRE Cap is a Financial Industry Regulatory Authority registered broker-dealer and a subsidiary of CBRE Group, Inc. (“CBRE”), a Fortune 500 and S&P 500 company headquartered in Los Angeles, California, and one of the world’s largest commercial real estate services and investment firms in terms of 2014 revenue. CBRE Cap is an independent investment banking firm that specializes in providing real estate financial services. The Company engaged CBRE Cap based on many factors including but not limited to CBRE Cap’s experience in undertaking the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions.

In addition to the Company’s engagement of CBRE Cap as its financial advisor in connection with the process of considering strategic alternatives for future stockholder liquidity, during the past three years, the Company and various affiliates of the Company have engaged CBRE Cap and other affiliates of CBRE for various real estate-related services and/or to serve as a third-party valuation advisor. The Company anticipates that affiliates of CBRE will continue to provide similar services to the Company and our affiliates in the future. In addition, the Company may in its discretion engage CBRE Cap to assist our board of directors and/or our valuation committee in future determinations of the Company’s estimated net asset value per share. The Company is not affiliated with CBRE, CBRE Cap or any of their affiliates. While the Company or other affiliates of the Company have engaged and may in the future engage CBRE, CBRE Cap or their affiliates for commercial real estate services of various kinds, we believe that there are no material conflicts of interest with respect to the Company’s engagement of CBRE Cap. In the ordinary course of its business, CBRE, its affiliates, directors and officers may structure and effect transactions for its own account or for the accounts of its customers in commercial real estate assets of the same kind and in the same markets as the Company’s assets.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at CNLGrowthProperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer and Treasurer